UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 26, 2011

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing the news release it issued on October 26, 2011 announcing financial and operating results for the quarter ended September 30, 2011 (“3Q11 Release”).  The 3Q11 Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing its Third Quarter 2011 Review, dated October 26, 2011 (“3Q11 Review”).  The 3Q11 Review is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing a transcript of its conference call with analysts relating to the 3Q11 Release and the 3Q11 Review (“3Q11 Transcript”).  The call took place on October 26, 2011. The 3Q11 Transcript is attached hereto as Exhibit 99.03.

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing the 3Q11 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing the 3Q11 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing the 3Q11 Transcript, which is attached hereto as Exhibit 99.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	3Q11 Release.

99.02	3Q11 Review.

99.03	3Q11 Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: October 27, 2011	By:	/s/ Edward J. Farrell
Senior Vice President, Controller and Interim Chief Financial Officer